UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 9, 2011 (December 5, 2011)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

300 Galleria Parkway

Atlanta, GA 30339

(Address of principal executive office)

Registrant’s telephone number, including area code (770) 563-7400

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 5, 2011, Anthony J. Bolland was appointed to our Board of Directors. Mr. Bolland is one of the representatives on our Board from our new shareholders, pursuant to the Shareholders’ Agreement we and our direct and indirect parent companies entered into on October 3, 2011 in connection with our previously disclosed debt restructuring. On December 6, 2011, the Company and Mr. Bolland entered into a letter agreement pursuant to which Mr. Bolland will be paid $100,000 per year as compensation for his service on the Board of Directors. A copy of the letter agreement between the Company and Mr. Bolland is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Letter Agreement between the Company and Anthony J. Bolland.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Rochelle Boas
Rochelle J. Boas
Senior Vice President and Assistant Secretary

Date: December 9, 2011

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated December 9, 2011 (December 5, 2011)

EXHIBIT INDEX

10.1	Letter Agreement between the Company and Anthony J. Bolland.